UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On April 26, 2018, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc. (“NTI”), and Nanotech Industries Inc. (the “Licensor”) entered into a fourteenth Amendment (“Fourteenth Amendment Agreement”) to the Licensing Agreement previously entered into by and between the Parties on July 12, 2010, amended on March 17, 2011, on July 7, 2011, on June 28, 2013, on December 13, 2013, on March 31, 2014, on April 9, 2014, on May 6, 2014 , on August 19, 2014, on September 10, 2014, on August 10, 2015, on February 12, 2016, on November 9, 2016 and on June 15, 2017. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011, the Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on March 21, 2011, the Second Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on July 8, 2011, the Third Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013, the Fourth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013, the Fifth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014, the Sixth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014, the Seventh Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014, the Eighth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014, the Ninth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 2015, the Tenth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 14, 2015, the Eleventh Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on February 19, 2016, the Twelfth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed November 9, 2016 and the Thirteenth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 20, 2017. The Fourteenth Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Licensing Agreement, the Fee Deadline for the payment of the One Time Fee as part of the consideration for the 2020 Extended Exclusivity Period (as defined in the Licensing Agreement), shall be extended to December 31 2019, at which time the whole of the One Time Fee shall be due and payable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.1	Fourteenth Amendment to the Licensing Agreement, dated April 26, 2018

10.2	Licensing Agreement, dated July 12, 2010 (1)

10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)

10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)

10.5	Third Amendment to the Licensing Agreement, dated June 28, 2013 (4)

10.6	Fourth Amendment to the Licensing Agreement, dated December 13, 2013 (5)

10.7	Fifth Amendment to the Licensing Agreement, dated March 31 , 2014 (6)

10.8	Sixth Amendment to the Licensing Agreement, dated April 9 , 2014 (7)

10.9	Seventh Amendment to the Licensing Agreement, dated May 6 , 2014 (8)

10.10	Eighth Amendment to the Licensing Agreement, dated August 19 , 2014 (9)

10.11	Ninth Amendment to the Licensing Agreement, dated September 10, 2014 (10)

10.12	Tenth Amendment to the Licensing Agreement, dated August 10, 2015 (11)

10.13	Eleventh Amendment to the Licensing Agreement, dated February 12, 2016 (12)

10.14	Twelfth Amendment to the Licensing Agreement, dated November 9, 2016 (13)

10.15	Thirteenth Amendment to the Licensing Agreement, dated June 15, 2017 (14)

Note

(1) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011.

(2) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.

(3) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.

(4) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 1, 2013.

(5) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013.

(6) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014.

(7) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014.

(8) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 8, 2014.

(9) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 20, 2014.

(10) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 10, 2014.

(11) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 14, 2015.

(12) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on February 19, 2016.

(13)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on November 9, 2016.

(14) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 20, 2017.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2018	HYBRID COATING TECHNOLOGIES INC.

By:	/s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer